Exhibit 99.1

Corporate Presentation December 2023

2 CONFIDENTIAL Safe Harbor Statement Some of the statements in this presentation contain forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These forward - looking statements reflect management’s current views with respect to future events or our financial performance, and involve certain known and unknown risks, uncertainties and other factors, including those identified below, which may cause our or our industry’s actual or future results, levels of activity, performance or achievements to differ materially from those expressed or implied by any forward - looking statements or from historical results. Forward - looking statements include information concerning our possible or assumed future results of operations and statements preceded by, followed by, or that include the words “may,” “will,” “could,” “would,” “should,” “believe,” “expect,” “plan,” “anticipate,” “intend,” “estimate,” “predict,” “potential,” “continue” or similar expressions. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward - looking statements include, among other things, the risks associated with: the company’s ability to maintain consistent revenue growth; the loss of customers who account for a major portion of revenues; customers obtaining regulatory approval for late - stage products; the uncertainty of initial and continuing demand for products which receive regulatory approval which could negatively impact the company’s future potential revenue; failure to maximize facility capacity utilization; failure to comply with regulatory requirements; adverse developments concerning our customer or suppliers; and other factors to be described in the “Risk Factors” section in our Annual Report on Form 10 - K for the fiscal year ended April 30, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2023. The industry and market data contained in this presentation are based either on our management’s own estimates or on independent industry publications, reports by market research firms or other published independent sources. Although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness, as industry and market data are subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. Accordingly, you should be aware that the industry and market data contained or incorporated by reference in this presentation, and estimates and beliefs based on such data, may not be reliable. Unless otherwise indicated, all information contained in this presentation concerning our industry in general or any segment thereof, including information regarding our general expectations and market opportunity, is based on management’s estimates using internal data, data from industry related publications, consumer research and marketing studies and other externally obtained data. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those referenced in our note herein concerning f orward - looking statements. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

3 CONFIDENTIAL Experienced management and board with expertise in high - growth, large - scale therapeutic manufacturing with deep understanding of regulatory environment Demonstrated history of investment with recent facility expansions adding world - leading capabilities in mammalian and cell and gene therapy (C&GT); minimal large - scale investment required in near - to - medium term Installed capacity to support large and growing pipeline and backlog that is being driven by new business acquisition and existing customer/program expansion Leading scale, independent biologics manufacturer with long history of clinical to commercial biologics manufacturing excellence paired with a strong and consistent regulatory track record One of few commercial, pure - play biologics CDMOs offering a comprehensive range of services from cell line and process development through commercial - stage CGMP manufacturing Leader in an attractive biologics market that is benefiting from positive industry tailwinds; market expected to deliver mid - teens growth over the next four years Corporate Highlights: Rapidly Growing, Full - Service, Customer - Centric Biologics CDMO 1 2 3 4 5 6 Big enough to deliver, but small enough to care

4 CONFIDENTIAL Accomplished Leadership Team with Experience to Deliver on Growth Strategy Chief Financial Officer Daniel Hart (experience: 25+ yrs) Chief Commercial Officer Matthew Kwietniak (experience: 30+ yrs) Chief Operations Officer Richard Richieri (experience: 25+ yrs) VP, Quality Ray Marzouk (experience: 25+ yrs) General Manager, Viral Vector Drew Brennan (experience: 30+ yrs) VP, Operations Mike Alston, Jr. (experience: 25+ yrs) VP, Process Development Pramthesh Patel (experience: 25+ yrs) VP, Supply Chain Joseph Scott, Ed.D. (experience: 20+ yrs) VP, People Oksana Lukash (experience: 20+ yrs) President & CEO Nicholas Green (experience: 35+ yrs)

30-Year Proven Track Record of Operational Excellence, Success and Investment in the Future

500+
Batches manufactured

180
Million dollars of investment completed in the past three years

18
Years of CGMP commercial manufacturing

5
Commercial products manufactured

280
Million dollars of additional annual capacity added in past three years

Approved manufacturer of products marketed in
90+ countries

15
Years of single-use technology across multiple platforms

2
Modalities with the new C&GT offering added to Mammalian

200+
Commercial batches produced

21
Years of successful inspection history

8
Successful pre-approval / pre-license inspections

0
Form 483 observations over the last 5 FDA inspections

AVID BIOSERVICES
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6 CONFIDENTIAL Long History of Successful Regulatory Inspections + Global Reputation for Quality • Over 200 commercial batches produced • 21 years of successful inspection history • Manufacture commercially approved drug substances that go into drug products that are marketed in over 90 countries • All mammalian facilities successfully inspected by the FDA for commercial manufacturing • Eight positive pre - approval inspections (PAI) in 2005, 2012, 2014, 2015, two in 2017, two in 2021 • 2013, 2015, 2017, 2018, 2021 FDA inspectionswith no 483s • Compliance with FDA, EMA, Canada, Australia, Brazil, Turkey, Japan and other global commercial regulatory requirements • Compliance with customer audits, including large pharma Established Track Record of Success 2011 GMP Inspection 2012 PAI Inspection GMP Inspection 2014 PAI Inspection 2015 PAI Inspection 2017 PAI Inspection 2018 GMP Inspection 2021 (2) PLI Inspections GMP Inspection 2012 GMP Inspection 2016 GMP Inspection 2019 GMP Inspection 2015 GMP Inspection 2013 PAI Inspection 2017 Recent Inspection History

7 CONFIDENTIAL Well Positioned to Serve Fastest Growing Biologics Drug Substance Market Segment Non - Disposable Mammalian Drug Substance Market Disposable Mammalian Drug Substance Market 2022 Actual 2027 Projected Disposable biologics market expected to double by 2027; fastest growing segment of the overall biologics market (15% CAGR) $3.6B $15.7B $21.4B $7.2B William Blair: Initial Coverage report September 28th 2023

Powerful Tailwinds Driving Market to Avid

Growing Biologics Demand

- **Disposables forecast to be the fastest growing segment of rapidly expanding biologics drug substance market -** Mammalian drug substance market expected to grow from $19B in 2022 to almost $29B by 2027 [(1)]
- **Emerging C&GT market adding significantly to demand -** Already 1,700+ clinical assets and ramping rapidly [(1)]

Decreasing Reactor Size Requirements

- **Titer Increase –** Industry-wide 7X increase since 2000 [(2)]
- **Smaller indications:**
  - 44% growth in projects for <100 kg antibody volumes projected from 2022 to 2028 [(2)]
  - ~90% of antibody projects ≤ 300 kg volumes in 2022 [(2)]

Increased Outsourcing

- **Big pharma capacity levels stagnant through 2028** [(1)]
- **Emerging biopharmas increasingly keeping assets through late-phase development and commercialization** [(2)]
- **U.S. manufacture increasingly favored**

Avid Well Positioned with New State-of-the-Art Mammalian and C&GT Capacity Built on a Disposable Platform

AVID BIOSERVICES

[(1)] William Blair: Initial Coverage report September 28th 2023
[(2)] Bernstein: "Global CDMOs: Bottom-up estimates for biomanufacturing supply-demand supportive of secular industry growth." Feb 21, 2023

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9 CONFIDENTIAL Broad Spectrum of Service Offerings and Capabilities One of the few CDMOs offering a comprehensive range of services from cell line and process development through commercial - stage CGMP manufacturing Customer - Focused Approach Agile & Collaborative Industry - Leading Track Record Areas of Competitive Differentiation Location Capacity and Scale Customer - focused approach leads to tailored development and manufacturing services Outstanding regulatory track record; Strong commercial pedigree; Cutting - edge disposable facilities Headquarters & facilities conveniently located in Orange County, CA, a hub for biotech talent & innovation One of a small number of players with more than 20,000 liters of disposable reactors and available capacity Proactive and flexible project management accelerates development timelines, leading to strong customer satisfaction and retention Start phase appropriate CGMP manufacturing Process validation Full CGMP manufacturing Fully validated process Commercial manufacture Process monitoring Analytical & process development PHASE III / COMMERCIAL DEVELOPMENT PHASE I / II PRE - CLINICAL AND CLINICAL DEVELOPMENT COMMERCIAL LAUNCH Quality Strong focus on quality in everything we do

10 CONFIDENTIAL $400M+ of Revenue - Generating Capacity Sets Stage for Continued Growth Avid deployed more than $180 million of capital from 2020 – 2023 into expansions of both revenue - generating capacity and technical capabilities Note: Dollar amounts represent total estimated revenue - generating capacity, net of utilization; actual figures dependent on product mix Mammalian AD/PD $50M Mammalian CGMP $270M CGT AD/PD $15M CGT CGMP $65M

11 CONFIDENTIAL Key Growth Drivers Dynamic Growth Engine Driven by Customer Acquisition and Expansion Activities: Designed to Accelerate Growth in Attractive and Expanding Market Growing reputation and outreach continues to add to growing customer base Customers’ clinical success drives future and typically increasing clinical demands Successful execution encourages customers to bring additional assets to Avid Acquisition of new clinical customers Clinical customers advancing to next clinical phase Additional pipeline assets from existing customers Clinical customers advancing to commercial stage Increased demands from commercial customers Significant increase in project size required to support BLA filing Market penetration typically drives significant increase in commercial demand New Customer Acquisition Existing Customer Expansion Driven by business execution Made possible by industry - leading quality processes and regulatory compliance coupled with aggressive investment in world - class capacity Supported by increased BD representation Key Facilitators:

12 CONFIDENTIAL 58% $34.4M 28% $16.7M 14% $8.6M Established Track Record of Growth: 150% Increase Over Past Three Years FY 2020 $60M in Revenue FY 2023 $149M in Revenue 26% $38.5M 45% $67.8M Commercial Late - Stage Clinical Other Clinical 29% $42.9M Late - stage + commercial 42% $25M Clinical 72% $43M Late - stage + commercial 74% $111M Clinical 55% $81M 150% GROWTH Note: Dollar amounts and totals may not match due to rounding of individual parts.

13 CONFIDENTIAL Diversified, Growing and Maturing Portfolio Across Mammalian Modalities 49% 13% 12% 11% 9% 6% Monoclonal Antibody ADC intermediate Fusion Protein/ Bispecific Antibody Enzyme Recombinant Protein Vaccine 2018 2019 2020 Calendar Year 2021 2022 Phase 3/Pre - Commercial Phase 2 Pre - Clinical/Phase 1 Cumulative Project Wins Since 2018 Avid increasingly recognized as a world - class biologics manufacturer

Increase in Later-Stage Pipeline with Significant Recurring Commercial Revenue Potential

Number of Projects


P1 PII PIII P1 PII PIII P1 PII PIII P1 PII PIII P1 PII PIII
2018 2019 2020 2021 2022
Calendar Year

Cumulative number of projects signed by phase each year

+

Basic Value Index


P1 PII PIII P1 PII PIII P1 PII PIII P1 PII PIII P1 PII PIII
2018 2019 2020 2021 2022
Calendar Year

Represents short-term value of portfolio (project number x project value)

=

Probability Value Index


Current late-phase projects have potential to deliver recurring revenues of $100M – 200M per year post-approval(1)
P1 PII PIII P1 PII PIII P1 PII PIII P1 PII PIII P1 PII PIII
2018 2019 2020 2021 2022
Calendar Year

Adjusts Basic Value Index to reflect probability of project reaching commercial approval (Basic Value Index x probability of approval)

Avid's pipeline is well positioned to utilize significant portion of new capacity

AVID BIOSERVICES

(1) Assuming industry average approval rates and product demand(s); Average probability of BLA approval for Mab's: Phase 1: 12%; Phase II: 22%; Phase III: 65%; Bio, Pharma Intelligence Informa, QLS – Clinical development success rates 2011 - 2020

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15 CONFIDENTIAL High Level of Revenue Visibility as Backlog Outstrips Revenue Growth with Increasing Number of Later - Phase Programs Revenue Growth Backlog Growth $52M $84M $99M $125M $8M $12M $20M $24M FY 2020 FY 2021 FY2022 FY2023 Manufacturing Process Development $65M $118M $153M $191M FY 2020 FY 2021 FY 2022 FY2023 $120M $96M $60M $149M Backlog represents, as of a point in time, expected future revenue from work not yet completed under signed contracts.

Strong Financial Position: Positive Forward-Looking Trajectory with Low Capital Requirements

Recent facility expansion completions fundamentally change the company's go-forward business and financial position

Business:

- Increased revenue-generating capacity to $400M+
- Provides path to continued growth including conversion of growing backlog

Financial Position:

- Profitable + significant cash-generating potential
- Minimal CapEx required to grow business 150%
- Positioned for dramatic increases in gross margins and EBITDA in line with increasing capacity utilization



FY'23
50%
CapEx as approximate % of revenue
Primarily Maintenance Capital
Primarily Growth Capital
Revenue
Gross Margin
Adj EBITDA Margin(1)
FY'24
20%
$149M
21%
15%
FY'23
FY'25
2%
In ~3 Years @ 36% CAGR
In ~4 Years @ 25% CAGR
In ~5 Years @ 20% CAGR
In ~6 Years @ 15% CAGR
$400M
40%+
5%
30%+
At Capacity(2)

AVID BIOSERVICES

(1) Adjusted EBITDA excludes non-cash operating charges for stock-based compensation, depreciation, and amortization as well as non-operating items such as interest income, interest expense, and income tax expense or benefit.
(2) "At Capacity" figures are estimates.

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17 CONFIDENTIAL Experienced management and board with expertise in high - growth, large - scale therapeutic manufacturing with deep understanding of regulatory environment Demonstrated history of investment with recent facility expansions adding world - leading capabilities in mammalian and cell and gene therapy (C&GT); minimal large - scale investment required in near - to - medium term Installed capacity to support large and growing pipeline and backlog that is being driven by new business acquisition and existing customer/program expansion Leading scale, independent biologics manufacturer with long history of clinical to commercial biologics manufacturing excellence paired with a strong and consistent regulatory track record One of few commercial, pure - play biologics CDMOs offering a comprehensive range of services from cell line and process development through commercial - stage CGMP manufacturing Leader in an attractive biologics market that is benefiting from positive industry tailwinds; market expected to deliver mid - teens growth over the next four years 1 2 3 4 5 6 Corporate Highlights: Rapidly Growing, Full - Service, Customer - Centric Biologics CDMO Big enough to deliver, but small enough to care

Thank You December 2023